PRPM FUNDIDO 2026-1 DAC

Exhibit 99.2

UMIA

Servicer Due Diligence

June 2026

Contents

Background and Terms of Reference

Terms of Reference

- This report relates to a due diligence exercise commissioned and scoped by Balbec Capital LP ("Balbec") in connection with the "Umia" portfolio, being a performing/re-performing Spanish portfolio of mortgage loans originated by a number of financial entities that now form part of Abanca. Alantra is acting as the Seller's adviser in connection with the portfolio transaction.
- This report is addressed to Balbec, PRPM Fundido 2026-1 DAC, Goldman Sachs International and Barclays Bank plc in connection with the proposed securitisation of the portfolio.
- By way of sight of relevant policies and procedures and individual loan files, the review covered:
    - Data Integrity;
    - File Completeness;
    - Underwriting
    - Loan servicing
    - Complaints log
- Quadrin Financial Services Limited ("Quadrin") conducted the assessment on-site in A Coruña on 2nd and 3rd June 2026 and by way of access to origination documentation available on Intralinks VDR.

Background and Terms of Reference

Sampling

- The following sample was selected as per the requirements of the Scope of Work:

Data Integrity	File Completeness	Loan Template	Interest Rate Reset	Historical Collections	Land Registry Excerpt
100	100	100	50	20	100

- The cut-off date of the data tape provided was the 31st March 2026.

Contents

Key Findings and Considerations

Observations and Considerations

Metric	Observation	Status	Consideration
Data Integrity	• The data integrity exercise yielded satisfactory results. While certain discrepancies were identified, some are considered non-material (e.g., loan purpose, origination date, and restructuring date). However, other differences, such as lien rank, are more significant as they may impact the determination of future workout strategies. • Security charges were generally registered correctly; however, a number of issues were identified that require further review.	● (yellow)	• Abanca should review the data provided to ensure its accuracy.
File Completeness	• Certain documents were noted as missing; however, this is not uncommon in legacy Spanish loan portfolios. • Although Abanca did not provide standard loan templates, all loan agreements were executed as notarised deeds, and the corresponding mortgages have been duly registered with the Land Registry.	● (yellow)	• Issues highlighted in this report should be reviewed by Abanca as required.

Key Findings and Considerations

Observations and Considerations

Metric	Observation	Status	Consideration
Underwriting	• In 43 cases, Abanca's underwriting and restructuring decisions did not appear to be prudent or fully aligned with underwriting criteria. The exceptions were primarily driven by elevated LTV and/or LTC ratios at origination or restructuring that exceeded prudent thresholds, borrower age at maturity exceeding 75 years, loan terms longer than 40 years, and/or debt-to-income ratios above 40%. • Restructuring arrangements were generally deemed appropriate, particularly for loans restructured under borrower vulnerability schemes, where the measures implemented appeared consistent with the applicable framework and borrower circumstances.	● (amber)	• The results are broadly consistent with those observed in similar portfolios reviewed by Quadrin.

Key Findings and Considerations

Observations and Considerations

Metric	Observation	Status	Consideration
Loan Servicing	• Servicing notes and correspondence were available for all reviewed cases, and no material collection gaps were identified. • The underlying reason for arrears could not be determined in 23 loans due to insufficient information in the servicing records. • Abanca's approach to managing debtors with multiple loan exposures appears appropriate and consistent with market practice. • The application of fees and charges is generally in accordance with the relevant contractual provisions and applicable market regulations. Since 2021, payment reminder fees have been discontinued; however, they continue to be applied in four cases. • The forbearance measures implemented by Abanca are consistent with established market practices. • Our review confirmed that Abanca offers a broad range of forbearance solutions to support borrowers at risk of social exclusion who meet the vulnerability criteria and qualify under the Code of Good Practices. • In our opinion, Abanca's management of vulnerable customers is appropriate and reflects a proactive approach to borrower support. • Abanca removed floor clauses from all mortgages granted to individual consumers from May 2013 onwards and, in 2017, implemented an amicable redress programme for affected customers.	● (green)	• Loan servicing practices are generally adequate.

Key Findings and Considerations

Observations and Considerations

Metric	Observation	Status	Consideration
Historical Collections	• The loan account system accurately reflects interest calculations and instalment payments, with no differences identified when compared against the historical collections data provided in the data tape.	Green	• None.
Complaints	• The complaints handling policy reflects a sound and appropriately designed complaints management framework. • No complaints log was provided by Abanca or the Seller's Advisor (Alantra).	Green	• No analysis has been carried out of the main root causes of complaints or their respective resolutions.

Contents

Data Integrity

Review

Metric	Observation
Terms of the Review	• Using a sample of 220 loans Quadrin was requested to check key data fields of the data tape to documentation, and where not available the seller's IT system. • Using the sample of 150 loans Quadrin was required to check the seller had confirmed the charge had been registered for each loan by way of the Nota Simple.
Review	• Quadrin sought to tie up the following data points vs. the documentation scanned in the data room and the seller's IT system: – Contract ID – Borrower ID – Loan Purpose – Origination Date – Maturity Date – Restructured (Y/N) – Last Restructuring Date – Original Amount (€) – Total Outstanding Balance (€) – Total Interest Rate (%) – Asset ID – Lien Rank – Nationality

Data Integrity

Review (cont.)

Metric	Observation
Review (cont.)	• The following differences were observed:

Field	#	%	€	%
Loan Purpose	5	5	862,571.62	5.37
Origination Date	22	22	3,186,463.70	19.82
Restructured (Y/N)	19	19	3,284,824.10	20.43
Last Restructuring Date	32	32	5,339,732.76	33.21
Original Amount (€)	16	16	2,476,849.96	15.41
Total Outstanding Balance (€)	1	1	195,376.63	1.22
Lien Rank	8	8	1,518,874.95	9.45
Total	**103**	**7.92**		

Field	#	%	€	%
Total number of loans with differences	51	51	8,613,409.73	53.58
Total number of loans with no differences	49	49	7,462,984.93	46.42
Total number of reviewed loans	**100**	**100**	**16,076,394.66**	**100.00**

- Full details of the review can be found in the Umia – Data Integrity Review Report provided separately.

Data Integrity

Review (cont.)

Metric	Observation
Loan Purpose	• In 5 instances, Quadrin identified discrepancies between the 'Loan Purpose' reported in the data tape and that recorded in the supporting documentation and system information.
Origination Date	• In some instances, the 'Origination Date' in the data tape provided by Abanca reflected the most recent restructuring date on which the loan principal was increased, rather than the original loan origination date. • Quadrin identified 22 loans where the origination date recorded in the data tape did not correspond to the original date as stated in the supporting mortgage deeds.
Restructured (Y/N)	• A total of 19 discrepancies were identified. In 9 cases, the data tape indicated that a restructuring had taken place; however, no supporting evidence of such restructuring was found. In the remaining 10 cases, the data tape did not reflect any restructuring, despite evidence indicating that a restructuring had occurred during the life of the loan.
Last Restructuring Date	• A total of 23 cases were identified in which the date of the last restructuring or refinancing did not match the information recorded in the IT system or the supporting documentation. These discrepancies primarily related to restructurings under the COVID-19 payment relief scheme or cases where a temporary fixed interest rate was agreed under privately executed (non-notarised) agreements. • In a further 9 cases, the data tape reflected a restructuring date; however, no corresponding restructuring was evidenced in either the system records or the available supporting documentation.

Data Integrity

Review (cont.)

Metric	Observation
Original Amount (€)	• In some instances, the 'Original Amount' reported in the data tape provided by Abanca reflected the principal balance following the most recent modification involving a capital increase, rather than the original loan origination amount. • Quadrin has identified and reconciled the original loan origination amounts and noted discrepancies in 16 cases.
Total Outstanding Balance (€)	• In one case, the outstanding balance reported did not match the amount reflected in the system; however, the variance observed was not material.
Total Interest rate (%)	• In three cases, the loans were under litigation, and the interest rate information was not accessible.
Lien Rank	• In eight cases, discrepancies were identified between the reported lien rank and the updated land registry excerpt. In seven of these cases, the data tape recorded the lien as first rank, although a prior senior lien is evidenced. In two cases, the data tape reported a second lien position, whereas the evidence indicates it is a first lien.

Data Integrity

Charge Registration

Metric	Observations
Review	• The lender provided updated land registry excerpts, and Quadrin reviewers sought to confirm whether the charge was correctly registered in accordance with the corresponding loan agreement. • The following six issues were identified in the sample reviewed:

Contract ID	Comments
43361447	First lien in favour of Tax Authority for €222,710 corresponding to urban planning works registered on 29th May 2002.
91558471	According to the land registry, the first-ranking charge is shared with another mortgage held by Caja Navarra, also for €750,000. Both charges were executed on the same date, 22nd January 2019.
97420192	The mortgage is registered; however, it is a floating mortgage (hipoteca de máximo) governed by Article 153 bis, and therefore its transfer is restricted to other regulated financial entities.
46692191	According to the land registry, this is a second-ranking charge. It is likely a “ghost mortgage,” as the debtors acquired the property via a first transfer from the Realia developer. The first-ranking charge, held by Caja Madrid for €163,000 and dated 26th October 2005, remains registered on the land registry. However, it is not disclosed in the mortgage deed as having been economically cancelled.
77876975	The prior first-ranking lien remains registered in favour of Caja Castilla-La Mancha over the collateral. Although it was stated as economically cancelled at the origination of this loan, the lien was subject to legal proceedings in 2013, after the loan was originated.
106731019	Two prior charges are registered: one for €13,222 dated 1998 and another for €36,000 dated September 2005, both held by Caja de Ahorros de Gipuzkoa. It has not been evidenced whether these charges have been economically cancelled.
66161971	The first-ranking lien is held by Abanca for a principal amount of €42,000, dated July 2001. There is no evidence in the mortgage deed that it has been economically cancelled, and this lien is not included within the perimeter.

Contents

File Completeness

Review

Metric	Observations
Terms of the Review	• Using the sample of 100 loans, Quadrin was requested to check the completeness of mortgage documentation including application form, credit report, customer DD records, valuation report and mortgage deed. • Quadrin was requested to review a sample of 100 loans to confirm the loan agreements were consistent with the templates provided for each product type / refinancing / restructure type. • Within this sample, Quadrin was requested to check up to 50 loans to assess if interest rates had ben reset according to the corresponding loan agreement and rate setting policy and law. • The details of the review can be found in the following slides. • Full details are available in the Umia – File Completeness, Underwriting and Servicing Review and Umia – Interest Rate Reset Review reports provided separately.

File Completeness

File Completeness

Metric	Observations
Review	• he seller's advisor provided access to a VDR (Intralinks) containing mortgage deeds, valuation reports for a sampled portfolio, and updated Land Registry excerpts for all collaterals. In some cases, the only document available in the VDR was the updated Land Registry excerpt. Where documentation was missing from the VDR, Quadrin reviewed Abanca's internal system to attempt to retrieve the relevant files. • t is worth noting that the loans were originated by various rural and savings banks that were subsequently acquired or merged into Abanc. • Abanca provided clarification regarding the standard content of the loan origination application and underwriting file, which typically included: – IDs; – Credit memorandum prepared by the local branch; – Asset information (value, location, etc.) based on the appraisal report; – Details of existing products held by the customer; – Credit bureau information (CIRBE); – Financial information (income); – Indebtedness ratio; and – UW analyst approval (where required). • The IT system displayed both the current LTV and the LTV at origination; however, the DTI ratio was not available. Abanca noted that, in general, the DTI ratio should not exceed 40%, while the maximum LTV is 80% for primary residences and 70% for secondary residences or non-resident customers. • Once the proposal is approved, a binding offer is issued and signed by the client, after which the mortgage deed is notarised.

File Completeness

File Completeness (cont.)

<table>
<tr><th>Metric</th><th>Observations</th></tr>
<tr><td>Review (cont.)</td><td>

- At the notary stage, the officer is responsible for identifying all participants, verifying that the deed complies with applicable regulations, and identifying and reporting any potential breaches of AML/FT requirements. Within Abanca's systems, each borrower is subject to ongoing monitoring, including credit exposure checks via the Bank of Spain Credit Information Bureau (CIRBE), as well as maintenance of up-to-date Customer Due Diligence records.
- Due to the vintage nature of the portfolio and the consolidation of multiple originating institutions into a single financial entity, the availability of underwriting and application documentation was limited.
- The following missing documentation was identified based on the VDR review and supporting information available in Abanca's systems:

Document	# Missing Documents
Loan Application and UW assessment	19
Valuation Report	5
Mortgage Deeds	4
Restructure Deeds	2

- The absence of certain documentation is partially mitigated by the fact that the charges are properly registered, and in the event of a mortgage transfer to a new holder, the relevant party is entitled to request a certified copy of the mortgage deed if required.
- Full details of the file completeness review are available in the Umia – File Completeness, Underwriting and Servicing Review report provided separately.

</td></tr>
</table>

File Completeness

Loan Templates

Metric	Observations
Review	• The templates used for different types of mortgages granted, including restructurings and refinancings, were not provided by Abanca or the seller's advisor for review. • Mortgage agreements have been originated by various entities over an extended period of time. • That said, Quadrin confirms that the loan minutes used within the Abanca group are standard and broadly consistent with those used by other Spanish financial institutions, and include the relevant clauses required for proper registration of the mortgage charge. • Furthermore, had any clause not complied with the applicable regulations at the time of origination, the Land Registry would have refused to register the charge.

Contents

Underwriting

Review

Metric	Observation
Terms of the Review	• Quadrin was requested to review a sample of 100 loans and: – Confirm the documents and underwriting decisions were in accordance with the lending and product guidelines provided; and – Review the underwriting decisions made to confirm they met with an underwriting standard commonly applied by a prudent lender in the jurisdiction. • A summary of the findings can be found in the following slides. • Full details of the review can be found in the Umia – File Completeness, Underwriting & Servicing Review report provided separately.

Underwriting

Lending Guidelines & Prudent Lending

Metric	Observation
Review	• Abanca did not provide a Credit Risk Manual, and Quadrin's assessment was therefore based on prudent lending criteria typically applied by high-street Spanish mortgage lenders (i.e., maximum LTV of 80% for residential properties used as a main residence, maximum term of 40 years, and a maximum borrower age of 75 years at maturity). • In the context of restructurings, while these limits (80% LTV and a 40-year maximum term) are generally considered good practice, they are not always strictly applied, as in many cases the restructuring would not have been granted had these criteria been rigidly enforced. • Abanca is a signatory to the 2012 and 2022 Codes of Good Practices, which permit measures such as grace periods of up to five years, amicable repossessions, and social rental arrangements, among others. • Overall, restructurings are subject to an internal assessment to determine the borrower's ability to repay the outstanding debt, taking into account their current financial circumstances. In practice, prior to implementing any forbearance, payment agreement, or restructuring measure, the borrower's financial situation and ability to comply with the proposed repayment plan should be evaluated to avoid arrears and associated additional costs (e.g., notarial fees). • There are no standard market metrics for this assessment beyond evaluating borrower affordability (e.g., income, employment status, whether financial difficulties are temporary or permanent, willingness to repay, and the existence of other liens or junior charges). Based on this assessment, either temporary or permanent measures may be agreed, balancing the lender's economic interests with the borrower's affordability (targeting a sustainable DTI).By way of example, the following would generally be considered non-prudent practices: – Extending mortgage maturity beyond the age of 75; – Extending the term beyond 40 years; – Applying excessive interest-only/grace periods exceeding five years; and – Repeated modifications that capitalise arrears and increase the interest rate where the borrower is unable to meet the revised payment plan.

Underwriting

Lending Guidelines & Prudent Lending (cont.)

Metric	Observation
Review (cont.)	• In 44 cases, Abanca's decisions did not appear to be prudent or aligned with underwriting criteria, due to high LTV and/or LTC ratios at origination or restructuring exceeding prudential limits, borrower age at maturity exceeding 75 years, loan terms exceeding 40 years, and/or DTI ratios above 40%.

Underwriting

Restructuring Arrangements

Metric	Observation
Review	• The restructuring agreements implemented by Abanca are designed to support customers in resuming repayments by adjusting monthly instalments to more affordable levels and are generally considered consumer-friendly from a “treating customers fairly” perspective. • Most restructuring agreements were signed during the financial crisis period (2009–2013), with limited forbearance and restructuring activity in more recent years, except during the COVID-19 pandemic, when interest-only arrangements were granted in accordance with applicable Royal Decree-Law provisions. • In the case of payment waivers during the COVID-19 pandemic, the standard forbearance assessment and approval process was duly documented through private agreements rather than notarial deeds. This process typically included: – Completion of a payment holiday/interest-only grace period request form; – Submission of evidence of reduced household income (e.g., furlough documentation or self-declaration for self-employed individuals); – Formal communication from Abanca accepting or rejecting the request; and – Execution of a private agreement, which in some cases was later notarised. • Similarly, for restructuring agreements covered under regulations related to vulnerability or social exclusion prevention, Abanca follows a standard procedure requiring customers to provide sufficient documentary evidence of eligibility under the relevant Royal Decree-Law. • Based on the servicing audit conducted onsite, together with the review of available modification deeds and system documentation, Quadrin concludes that the restructuring agreements were adequately documented and generally appropriate from a customer protection and fair treatment perspective.

Contents

Loan Servicing

Review

Metric	Observation
Terms of the Review	• Quadrin was requested to review up to 100 loans where the seller had taken remedial or enforcement action noting the lenders adherence to criteria and guidelines .This included review of: – Verify compliance and prudence to criteria and guidelines including standards expected of a prudent lender in the region; – Review servicing file notes and correspondence; – Collections correspondence – Reason for Arrears; – Collections system notes; – Collections approach to customers with multiple products; – The application of fees and charges; – Payment Plans and other forbearance measures, noting evidence of affordability and compliance with the RD 5/2017 (vulnerable customers); and – Use of Litigation and any outsourced collections activities. • Quadrin was also requested to review treatment of borrowers identified as vulnerable. • For a sample of 20 loans, Quadrin was required to check that the historical collections matched the amounts due. • The results of the review can be found in the following slides and in the Umia – File Completeness, Underwriting & Servicing Review and Umia – Historical Collections Review reports provided separately.

Loan Servicing

Compliance to Prudent Criteria

Metric	Observation
Review	• The loan sample was reviewed to assess compliance with applicable criteria and underwriting guidelines. • Overall, remedial actions were generally deemed adequate, with no evidence of breaches of Treating Customers Fairly (TCF) regulations, nor any servicing, special servicing, or legal actions deviating from market standards.

Loan Servicing

Servicing and Collection Notes & Correspondence

Metric	Observation
Review	• Servicing and collection activities are conducted by Abanca through its local branches, the arrears management department, and, in certain cases, supported by external debt collection agencies. Early-stage arrears are managed directly by local branch staff, who contact borrowers and record the outcome of discussions in the system. • Payment reminders are issued to customers via SMS, email, or postal letters. Abanca also uses a callbot solution, "Lanister," developed by Vozitel, to support outbound calling activity. • Loans are escalated to the legal department once there is clear evidence of the borrower's unwillingness to reach an amicable resolution, allowing time to prepare the documentation required to initiate legal proceedings (typically foreclosure in the case of mortgage loans). This occurs once the loan has reached the regulatory threshold of unpaid instalments (generally 12 or 15, depending on applicable regulations) required to file a court claim. • In cases where a borrower has deceased and a co-borrower remains but is unable to meet repayments, Abanca considers potential forbearance measures, including payment plans if financial difficulties are deemed temporary, or restructuring solutions where difficulties are assessed as permanent. • In all cases where arrears accrued over the last 12 months, evidence was observed of proactive collection activity by Abanca aimed at achieving an amicable resolution with the customer.

Loan Servicing

Reason for Arrears

Metric	Observation
Review	

- Quadrin sought to confirm the reasons for arrears based on servicing notes recorded in the system.
- As there is no dedicated data field to capture the reason for arrears, this information has been inferred from the available collection notes.
- The breakdown of arrears reasons is presented in the table below:

Reason for Arrears	No. of Cases
Business Slow	2
Deceased	1
Health Issues	1
Insolvency	2
Instalment Increase	2
Interest Rate Increase	2
Marital Split	3
Overindebtedness	1
Reduced Income	15
Rate Increase	7
Unemployment	1
Unknown	23
No Current Arrears	40

Loan Servicing

Borrowers with Multiple Products

Metric	Observation
Review	• Abanca has not provided collection guidelines for assessing the collection strategy applied to customers with multiple products. • Quadrin's reviewers noted that customer contact is generally focused on achieving an amicable resolution at the debtor level; however, as clarified by Abanca, workout activities are managed separately by product type. Debt consolidation restructurings covering the borrower's full exposure are only offered in very specific cases and are not widely used. • The collection activity observed in the sample indicates that restructuring proposals have been infrequent in recent years, aside from interest-only payment holidays granted during the COVID-19 pandemic and restructuring measures under vulnerability support schemes. In contrast, during the financial crisis period (2007–2013), Abanca implemented more extensive restructuring practices, including capitalisation of arrears into the principal balance and, in some cases, the granting of second or subsequent mortgages to refinance outstanding arrears.

Loan Servicing

Application of Fees & Charges

Metric	Observation
Review	• Abanca applies default interest in accordance with current regulations for individual customers, charging ordinary interest plus 2% on instalments not paid on the due date. • The payment reminder fee ("comisión de reclamación") has generally not been applied since June 2021, following a Supreme Court ruling that deemed it abusive, and it has been removed for all individual customers. However, Quadrin identified four cases in which a payment reminder fee is still being charged.

Loan Servicing

Forbearance

Metric	Observation
Review	• Abanca has adhered to the latest version of the Code of Good Practices (CBP 2022) for the viable restructuring of mortgage debt secured against primary residences, as set out in the annex to Royal Decree-Law 6/2012 of 9 March on urgent measures for the protection of mortgage debtors without resources, as amended by Law 1/2013, RD Law 1/2015, Law 25/2015, RD Law 5/2017, Law 5/2019, and RD Law 19/2022, which establishes a Code of Good Practices to mitigate the impact of rising mortgage costs on primary residences and introduces additional structural measures to improve the mortgage lending market. • The 2022 Code of Good Practices is no longer open to new applicants as of end-2025 (or May 2026 for residents in areas affected by the Valencian floods of 29 October 2024); consequently, only the 2012 CBP remains applicable for new cases. • The sample review confirmed that Abanca proactively offers forbearance measures provided under the relevant Royal Decree-Law to customers identified as being in vulnerable situations. The most common measures include term extensions, grace periods, and payment holidays. All forbearance actions are properly documented and subject to Risk department assessment to confirm borrower eligibility against the required criteria. • The measures applied by Abanca are considered compliant with prevailing good market practices.

Loan Servicing

Litigation and Outsourced Collection Activities

Metric	Observation
Review	• Following the entry into force of the Spanish Housing Credit Act 2019 in June 2019, early termination of the contract and enforcement of the mortgage may only be triggered once the following arrears thresholds are met: – 3% of the capital granted (or the equivalent of 12 monthly instalments in arrears), where default occurs within the first half of the loan term; or – 7% of the capital granted (or the equivalent of 12 to 15 monthly instalments in arrears), where default occurs within the second half of the loan term. • As a result, legal proceedings cannot be initiated until one of these thresholds is reached. Abanca's pre-litigation process is typically initiated when the loan reaches 90 days in arrears, allowing time to prepare the required documentation for potential legal action, including a non-payment notification (burofax), notarial debt certification, and the enforceable mortgage deed. • In addition, both SME and retail customers may enter insolvency proceedings. In such cases, Abanca's litigation department manages the legal process, often appointing external counsel to represent the bank's creditor position. • Within the sample, three cases were subject to ongoing insolvency proceedings. • Furthermore, 14 cases were identified as being managed by external debt collection agencies (e.g., Lindorff, KRUK, Intrum). However, no clear criteria were provided by Abanca, nor was it identified in the system, regarding the specific circumstances under which external debt collection agencies are engaged.

Loan Servicing

Vulnerable Borrowers

Metric	Observation
Review	• Abanca is a signatory to the Banking Code of Good Practices, which ensures that potentially vulnerable customers are treated fairly in accordance with their individual circumstances. In addition, the Bank has been a signatory to the United Nations Principles for Responsible Investment (UNPRI) since April 2020. • The data tape provided did not include any specific flag identifying customers at risk of social exclusion or economic vulnerability. However, Abanca's adherence to the Spanish Banking Code of Good Practices demonstrates its commitment to supporting debtors in vulnerable situations. • The review also confirmed that mortgage enforcement (acceleration) is used only as a last resort, with the lender first offering amicable solutions such as consensual sale of the collateral in the open market to recover outstanding debt, as well as access to forbearance measures under applicable vulnerability regulations. Within the sample, 34 cases were subject to restructuring under vulnerability schemes, all of which were appropriately documented. • Additional measures implemented by Abanca in line with Treating Customers Fairly principles include: – Since May 2013, all floor rate clauses have been removed from mortgage terms and conditions for individual consumers. – In 2017, Abanca introduced a redress mechanism for individual customers affected by floor rate clauses, offering compensation proposals, while cases where amicable settlements were not reached proceeded to litigation. – Abanca applies current legislation in relation to mortgage acceleration, whereby default interest is set at ordinary interest plus 2%, and acceleration is only triggered after 12 or 15 months of unpaid instalments, as applicable.

Loan Servicing

Historical Collections

Metric	Observation
Review	• Quadrin reviewed a sample of 20 cases, comparing the historical collections provided in the data tape for the last six months against the loan account information available in the system. • Interest is correctly calculated using a 30/360 day-count convention. • The loan account system allows for review of account movements through two tabs: the “statement” tab, which reflects monthly direct debits, accrued interest, and payments (although only data from 1 January 2024 onwards is available), and the “instalments” tab, which provides a breakdown of the payment status of each instalment. • Quadrin verified the accuracy of the historical collections recorded in the data tape against the loan account system and identified no discrepancies in the historical collections reviewed over the last 12 months. • Full details of this review can be found in the Umia – Historical Collections Review report provided separately.

Contents

Complaints

Review

Metric	Observations
Terms of the Review	• Quadrin was requested to review the complaints log and comment on any material or thematic issues that have arisen, including what, if any, steps have been taken to remediate.
Review	• Abanca did not provide a copy of its complaints management policy; however, its "Reglamento para la Defensa del Cliente" is publicly available online. • This document sets out the operational principles for handling formal complaints received through any of Abanca's communication channels, including bank branches, postal mail, and email. • Complaints are managed by the Customer Service Department (SAC), which uses a dedicated IT module to record and track complaint information. • A response must be provided within one month of receipt. Upon registration, the complaint is assigned a reference number, and an acknowledgement is sent to the customer confirming the registration date. • The final complaint decision must be duly reasoned and based on contractual terms, applicable transparency requirements, and consumer protection legislation. Where a complaint is not upheld, the customer must be informed of their right to escalate the matter to the Bank of Spain Ombudsman, the CNMV, or the Directorate General for Insurance and Pension Funds, as applicable. • Overall, Abanca's complaints management framework is considered compliant with applicable regulations and good market practice. • However, neither Abanca nor the seller's advisor provided the complaints log for the Umia portfolio; therefore, the review could not be fully completed at the time of reporting.

UMIA

2 Brunel Way

Slough

Berkshire SL1 1FQ

United Kingdom

www.quadringroup.com

+44 1753 900914

Disclaimer

This report is intended for general guidance and information purposes only. This report is under no circumstances intended to be used or considered as financial or investment advice, a recommendation or an offer to sell, or a solicitation of any offer to buy any securities or other form of financial asset. Please note that this is not an offer document. The report is not to be considered as investment research or an objective or independent explanation of the matters contained herein, and is not prepared in accordance with the regulation regarding investment analysis.